                                                     As of December 23, 2004

Aldabra Acquisition Corporation
Rockefeller Center
620 Fifth Avenue
3rd Floor
New York, New York 10020

Morgan Joseph & Co. Inc.
600 Fifth Avenue, 19th Floor
New York, New York 10020

         Re:   Initial Public Offering
               -----------------------

Gentlemen:

         The undersigned officer of Aldabra Acquisition Corporation ("Company"), in consideration of Morgan Joseph & Co. Inc. ("Morgan Joseph") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 9 hereof):

         1. In the event that the Company fails to consummate a Business
Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind ("Claim") in or to any distribution of the Trust
Fund (as defined in the Letter of Intent) and waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

         2. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity

Aldabra Acquisition Corporation
Morgan Joseph & Co. Inc.
As of December 23, 2004

to acquire an operating business, until the earlier of the consummation by the
Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

         3. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Morgan Joseph that the business combination is fair to the Company's stockholders from a financial perspective.

         4. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that commencing on the
Effective Date, Terrapin Partners LLC ("Related Party"), shall be allowed to charge the Company an allocable share of Related Party's overhead, $7,500 per month, to compensate it for certain administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, in New York City that it will provide to the Company. Related
Party and the undersigned shall also be entitled to reimbursement from the
Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

         5. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

         6. The undersigned's biographical information furnished to the Company and Morgan Joseph and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the
Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and Morgan Joseph and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

     (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice

Aldabra Acquisition Corporation
Morgan Joseph & Co. Inc.
As of December 23, 2004
Page

relating to the offering of securities in any jurisdiction;

     (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

     (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

         7. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as Chief Technology Officer of the Company.

         8. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Morgan Joseph and its legal representatives or agents (including any investigative search firm retained by
Morgan Joseph) any information they may have about the undersigned's background and finances ("Information"), purely for the purposes of the Company's IPO (and shall thereafter hold such information confidential). Neither Morgan Joseph nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

         9. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;
(ii) "Insiders" shall mean all officers, directors and stockholders of the
Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO;
and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the
Company's IPO.

                                                     Robert Plotkin
                                                     --------------
                                                     Print Name of Insider

                                                     /s/ Robert Plotkin
                                                     ------------------
                                                     Signature

EXHIBIT A

         ROBERT PLOTKIN has been our chief technology officer since our inception. Mr. Plotkin has been a director at Terrapin Partners, LLC since May of 2002, focusing on investments in technology. From March 2000 to May of 2002,
Mr. Plotkin served as senior vice president and vice president of engineering of
VastVideo, Inc. Prior to that, Mr. Plotkin worked at IBM's T.J. Watson Research
Center from April 1990 to May 2000. During his 10-year tenure at IBM, Mr.
Plotkin led teams that developed and supported parallel supercomputers, HDTV studio infrastructure and digital library management systems. Mr. Plotkin also served as an advisor to IBM's Vice President of Research in the creation of
IBM's long-term corporate video strategy. Mr. Plotkin began his career developing medical diagnostic equipment for Technicon Corporation (acquired by
Bayer Healthcare AG, Diagnostics Division) where he worked from June 1984 through April 1990. Mr. Plotkin received a B.S. from Columbia University and an
M.S. from Polytechnic University.